November 24, 1995


OFIS Filer Support
SEC Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

RE:  N-30D filing

Ladies/Gentlemen:

        ON BEHALF OF NICHOLAS II, INC. THIS ELECTRONIC DOCUMENT IS BEING SUBMITTED PURSUANT TO EDGAR RULES ON ELECTRONIC FILING AND REGULATION S-T.

                                        Sincerely,

                                        /s/ Jeffrey T. May
                                        ------------------
                                        Jeffrey T. May
                                        Vice President

NICHOLAS II, INC.
November 20, 1995

Report to Shareholders:

Nicholas II fund closed its fiscal year, September 30, 1995, at $30.07 per share and $682 million in total net assets. The table below shows results for the time periods ended September 30, 1995:


                                             Average Annual Total Return*
                                         ____________________________________
                                             1 Year    5 Years   10 Years
                                             ______    _______   ________
     Nicholas II
          (Distributions Reinvested)         +22.39%   +17.01%   +13.04%
     NASDAQ OTC Composite
          (Excludes Income)                  +36.54%   +24.81%   +14.05%
     Standard & Poor's 500
          (Income Reinvested)                +29.71%   +17.20%   +15.95%
     Russell 2000
          (Includes Income)                  +23.36%   +21.66%   +12.76%
     Ending value of $10,000
          invested in Nicholas II
          (Distributions Reinvested)         $12,239   $21,935   $34,057


     *Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

During the Fund's fiscal year, the technology sector continued its torrid pace as evidenced by the NASDAQ's strong performance, which is heavily weighted in technology issues versus other indices. Nicholas II's overweighting in financials and certain health care related stocks accounted for much of the performance over the past twelve months. The one year performance of the Fund is satisfying given management's investment style. In fact, a return of that magnitude would be welcomed during any year. When compared to other indices, Nicholas II's performance lags somewhat. However, this tends to happen when the markets are in a period of strong upward movement. You cannot invest conservatively with an eye toward preservation of capital and expect to outperform during a speculative bull market. Our philosophy typically outperforms market indices during weak market periods due to our conservatism and intolerance to risk and volatility.

The longer-term record of Nicholas II is in line with our investment objectives and basically mirrors the market averages. This is also satisfying considering our risk level, as measured by beta or volatility which tends to be lower than that of the overall market averages. In other words, the Fund has provided comparable returns to the market with lower levels of risk.

The current five year returns for stock market averages and mutual funds ended September 30, 1995, do not incorporate what is normally considered a bear market. The last bear market or correction occurred during 1990 and ended early in the fourth quarter of 1990. During that correction the S&P 500 and the NASDAQ dropped 19.24% and 30.07% from their respective peaks. The subsequent bull market has lasted five years and is the longest running bull market in recent history without a 10% correction. This bull market phenomenon has produced some spectacular five year records, which in our view should not be considered sustainable in our view. The strong market has pushed valuation measures such as dividend yields and price/earnings ratios to all time highs. We still believe bear markets exist and that stock returns will eventually revert back to the long-term mean which is about 10% for the S&P 500 over the last 70 years.

We are not, however, forecasting a correction or bear market because we do not believe the market can be predicted on a consistent basis. We continue to practice our investment philosophy developed over many years of good and bad markets and believe our performance should be measured over a complete market cycle.

No matter what the market, we continue to maintain a portfolio of high quality companies that can produce consistent earnings growth, high returns and good cash flows. If our analysis of these characteristics is correct, our returns should be more than satisfactory going forward.

David O. Nicholas
Portfolio Manager

Schedule of Investments
September 30, 1995


     Shares or                                             Quoted
     Principal                                             Market
      Amount                                               Value
    __________                                           __________
                                                        (Note 1 (a))
COMMON STOCKS - 96.1%
               Banks and Finance - 12.3%
     306,023   Associated Banc-Corp                    $  11,246,345
     148,750   Fifth Third Bancorp                         8,534,531
     498,600   Firstar Corporation                        18,510,525
     693,600   First Financial Corporation                14,739,000
       7,403   First National Bank of Anchorage (The)     11,252,560
     330,750   Litchfield Financial Corporation +          5,043,938
     592,900   Marshall & Ilsley Corporation              14,896,612
                                                         ___________
                                                          84,223,511
                                                         ___________
               Broadcasting - 0.5%
     105,000   British Sky Broadcasting Group plc          3,793,125
                                                         ___________
               Business Services - 12.1%
     140,000   Alco Standard Corporation                  11,865,000
     165,000   Danka Business Systems PLC                  5,940,000
     632,500   FIserv, Inc. *                             18,263,437
     419,062   G&K Services, Inc. - Class A                9,743,192
     963,675   Keane, Inc. * +                            27,826,116
     173,900   Programming and Systems, Inc. *
                (Note 1(a))                                        0
     301,300   SPS Transaction Services, Inc. *            8,737,700
                                                         ___________
                                                          82,375,445
                                                         ___________
               Consumer Products and Services - 4.0%
      32,600   Amway Asia Pacific Ltd.                     1,218,425
     203,800   Loewen Group Inc. (The)                     8,406,750
     440,850   Newell Co.                                 10,911,037
     175,600   Valspar Corporation (The)                   6,716,700
                                                         ___________
                                                         27,252,912
                                                         ___________
               Environmental Services - 0.5%
     285,000   Waste Management International plc *        3,135,000
                                                         ___________
               Food and Beverage - 3.3%
     170,000   Outback Steakhouse, Inc. *                  5,227,500
     445,632   Tootsie Roll Industries, Inc.              17,658,168
                                                         ___________
                                                          22,885,668
                                                         ___________
               Food Retailer - 1.4%
     350,900   Hannaford Bros. Co.                         9,430,437
                                                         ___________
               Health Care - 24.1%
      34,390   American HomePatient, Inc. *                  876,945
      98,000   Amgen Inc. *                                4,887,750
     312,650   Block Drug Company, Inc. - Class A         12,115,187
     237,550   Cardinal Health, Inc.                      13,154,331
     315,900   DENTSPLY International Inc.                10,898,550
     295,600   Elan Corporation, plc *                    12,267,400
     296,000   Forest Laboratories, Inc. *                13,172,000



     Shares or                                             Quoted
     Principal                                             Market
      Amount                                               Value
    __________                                           __________
                                                        (Note 1 (a))
               Health Care - 24.1% (Continued)
     215,500   Health Care and Retirement
                 Corporation *                         $  6,922,937
     937,975   Health Management Associates, Inc. -
                 Class A *                               30,132,447
     251,700   Hooper Holmes, Inc.                        2,517,000
     316,600   Patterson Dental Company *                 8,389,900
      82,500   PhyCor, Inc. *                             2,825,625
     377,500   Quorum Health Group, Inc. *                8,540,938
     192,200   Sofamor/Danek Group, Inc. *                5,333,550
     370,646   Vencor, Inc. *                            11,860,688
     642,637   Vivra Incorporated *                      20,403,725
                                                        ___________
                                                        164,298,973
                                                        ___________
               Industrial Products and Services - 12.5%
     330,300   Crompton & Knowles Corporation             4,913,213
     295,000   General Motors Corporation -
                 Class H                                 12,095,000
     173,500   IDEX Corporation                           6,202,625
      91,600   McWhorter Technologies, Inc. *             1,408,350
     285,250   Schulman (A.), Inc.                        7,131,250
     276,300   Sigma-Aldrich Corporation                 13,400,550
     346,950   Teleflex Incorporated                     14,051,475
     571,000   Unifi, Inc.                               13,989,500
     495,000   Watts Industries, Inc. - Class A          12,313,125
                                                        ___________
                                                         85,505,088
                                                        ___________
               Insurance - 9.6%
     110,000   Foremost Corporation of America            4,867,500
     207,300   Healthsource, Inc. *                       9,976,313
     162,500   MGIC Investment Corporation                9,303,125
     464,400   Mutual Risk Management Ltd.               18,343,800
     148,500   PacifiCare Health Systems, Inc. *         10,098,000
     445,000   Protective Life Corporation               13,016,250
                                                        ___________
                                                         65,604,988
                                                        ___________
               Investment Management - 0.5%
      90,000   United Asset Management Corporation        3,611,250
                                                        ___________
               Retail Trade - 12.2%
     628,500   Arbor Drugs, Inc.                         11,784,375
     125,000   AutoZone, Inc. *                           3,187,500
     435,000   Circuit City Stores, Inc.                 13,756,875
     542,500   Consolidated Stores Corporation *         12,545,313
     466,500   Heilig-Meyers Company                     10,846,125
     217,200   Kohl's Corporation *                      11,267,250
     315,000   Medicine Shoppe International, Inc.       13,938,750
     234,000   OfficeMax, Inc. *                          5,674,500
                                                        ___________
                                                         83,000,688
                                                        ___________


     Shares or                                             Quoted
     Principal                                             Market
      Amount                                               Value
    __________                                           __________
                                                        (Note 1 (a))
COMMON STOCKS - 96.1% (Continued)
               Transportation - 3.1%
     494,000   Expeditors International of
                 Washington, Inc.                      $  13,338,000
     255,000   Heartland Express, Inc. *                   7,458,750
                                                         ___________
                                                          20,796,750
                                                         ___________
               TOTAL COMMON STOCKS
                (cost $379,935,278)                      655,913,835
                                                         ___________

SHORT-TERM INVESTMENTS - 3.7%
               Commercial Paper - 2.8%
  $5,500,000   Mosinee Paper Corporation
                 5.93%, due October 6, 1995                5,496,376
   2,000,000   Quad/Graphics, Inc.
                 5.95%, due October 13, 1995               1,996,364
   2,300,000   LaCrosse Footwear, Inc.
                 5.95%, due October 17, 1995               2,294,298
   6,500,000   Illinois Power Company
                 5.85%, due October 18, 1995               6,483,100
   3,000,000   Schreiber Foods, Inc.
                 5.95%, due October 30, 1995               2,986,117
                                                         ___________
                                                          19,256,255
                                                         ___________


     Shares or                                             Quoted
     Principal                                             Market
      Amount                                               Value
    __________                                           __________
                                                        (Note 1 (a))
               Variable Demand Notes - 0.9%
  $4,207,100   Sara Lee Corporation
                 5.45%, due October 2, 1995            $   4,207,100
   1,974,000   Southwestern Bell Company
                 5.45%, due October 2, 1995                1,974,000
                                                         ___________
                                                           6,181,100
                                                         ___________
                 TOTAL SHORT-TERM
                  INVESTMENTS
                  (cost $25,382,468)                      25,437,355
                                                         ___________
                 TOTAL INVESTMENTS                       681,351,190
                                                         ___________
               CASH AND RECEIVABLES, NET
                OF LIABILITIES - 0.2%                        882,787
                                                         ___________
                TOTAL NET ASSETS (Basis of
                 percentages disclosed above)           $682,233,977
                                                         ___________
                                                         ___________

*    Nondividend paying security
+ This company is affiliated with the Fund as defined in Section 2(a)(2)-(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)

Statement of Assets and Liabilities
September 30, 1995

ASSETS:
     Investments in securities at market value (Note 1(a)) -
          Nonaffiliated issuers (cost $394,153,132) -
            see accompanying schedule of investments             $648,481,137
          Affiliated issuers (cost $11,164,614) -
            see accompanying schedule of investments (Note 5)      32,870,053
                                                                  ___________
            Total investments                                     681,351,190
                                                                  ___________
     Receivables -
          Dividends and interest                                      412,918
          Investment securities sold                                4,666,594
                                                                  ___________
                Total receivables                                   5,079,512
                                                                  ___________
                Total assets                                      686,430,702
                                                                  ___________
LIABILITIES:
     Payables -
          Investment securities purchased                           3,555,249
          Management fee (Note 2)                                     304,644
          Other payables and accrued expenses                         336,832
                                                                  ___________
                Total liabilities                                   4,196,725
                                                                  ___________
                Total net assets                                 $682,233,977
                                                                  ___________
                                                                  ___________
NET ASSETS CONSIST OF:
     Fund shares issued and outstanding                          $355,893,052
     Net unrealized appreciation on investments (Note 3)          275,978,557
     Accumulated undistributed net realized gains on investments   47,155,635
     Accumulated undistributed net investment income                3,206,733
                                                                  ___________
                                                                 $682,233,977
                                                                  ___________
                                                                  ___________
NET ASSET VALUE PER SHARE ($.01 par value, 200,000,000 shares authorized) offering price and redemption price
   ($682,233,977 ./. 22,688,733 shares outstanding)                    $30.07
                                                                       ______
                                                                       ______


Statement of Operations
For the Year Ended September 30, 1995


INCOME:
     Dividends -
          Nonaffiliated issuers                            $    6,446,282
          Affiliated issuers (Note 5)                               9,450
     Interest                                                   1,964,669
     Other                                                         39,228
                                                              ___________
                                                                8,459,629
                                                              ___________
EXPENSES:
     Management fee (Note 2)                                    3,321,192
     Transfer agent fees                                          535,389
     Custodian fees                                                71,782
     Postage                                                       63,635
     Registration fees                                             55,531
     Printing                                                      48,863
     Legal fees                                                    29,665
     Audit and tax consulting fees                                 19,925
     Telephone                                                     14,598
     Directors' fees                                               12,000
     Insurance                                                      4,957
     Other operating expenses                                       2,230
                                                              ___________
                                                                4,179,767
                                                              ___________
               Net investment income                            4,279,862
                                                              ___________
NET REALIZED GAINS ON INVESTMENTS (Note 1 (b)):
     Nonaffiliated issuers                                     56,226,347
     Affiliated issuers (Note 5)                               (3,044,886)
                                                              ___________
                                                               53,181,461
                                                              ___________
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS         71,740,215
                                                              ___________
     Net gains on investments                                 124,921,676
                                                              ___________
     Net increase in net assets resulting from operations    $129,201,538
                                                              ___________
                                                              ___________


Statements of Changes in Net Assets
For the Years Ended September 30, 1995 and 1994

                                                          1995              1994
                                                      _____________    _____________
OPERATIONS:
     Net investment income                           $    4,279,862   $    4,759,460
     Net realized gains on investments (Note 1 (b))      53,181,461       39,661,906
     Net increase (decrease) in unrealized
       appreciation on investments                       71,740,215       (8,089,870)
                                                      _____________    _____________
               Net increase in net assets resulting
                 from operations                        129,201,538       36,331,496
                                                      _____________    _____________
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income
       ($0.2056 and $0.2000 per share, respectively)     (4,696,388)      (5,077,717)
     Distributions from net realized gains on
       investment transactions ($1.8944 and $1.4700
       per share, respectively)                         (43,254,533)     (37,294,772)
                                                      _____________    _____________
               Total distributions                      (47,950,921)     (42,372,489)
                                                      _____________    _____________
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (1,264,903 and
       1,790,597 shares, respectively)                   33,523,121       47,450,393
     Net asset value of shares issued in
       distributions from net investment income and
       net realized gains (1,867,730 and 1,509,156
       shares, respectively)                             45,012,292       39,373,882
     Cost of shares redeemed (3,835,468 and 6,478,915
       shares, respectively)                           (102,224,623)    (171,891,349)
                                                      _____________     ____________
               Decrease in net assets derived from
                 capital share transactions             (23,689,210)     (85,067,074)
                                                      _____________     ____________
               Total increase (decrease) in net assets   57,561,407      (91,108,067)
                                                      _____________     ____________
NET ASSETS, at the beginning of the year (including
  undistributed net investment income of $3,623,259
  and $3,941,516, respectively)                         624,672,570      715,780,637
                                                      _____________     ____________
NET ASSETS, at the end of the year (including
  undistributed net investment income of $3,206,733
  and $3,623,259, respectively)                        $682,233,977     $624,672,570
                                                      _____________     ____________
                                                      _____________     ____________


Financial Highlights
(For a share outstanding throughout the year)
     Year Ended September 30,


                                                                  Year Ended September 30,
                                    ________________________________________________________________________________________

                                       1995     1994     1993     1992     1991     1990     1989     1988     1987     1986
                                       ____     ____     ____     ____     ____     ____     ____     ____     ____     ____
NET ASSET VALUE, BEGINNING
  OF YEAR                            $26.71   $26.94   $24.53   $23.87   $17.39   $21.76   $18.58   $21.01   $16.90   $14.39
     INCOME FROM INVESTMENT
       OPERATIONS:
     Net investment income              .24      .21      .21      .23      .26      .36      .29      .36      .24      .40
     Net gains or (losses) on
       securities (realized and
       unrealized)                     5.22     1.23     3.24     1.07     6.70    (3.75)    3.31    (1.15)    4.80     2.33
                                      _____    _____    _____    _____    _____    _____    _____    _____    _____    _____
          Total from investment
            operations                 5.46     1.44     3.45     1.30     6.96    (3.39)    3.60     (.79)    5.04     2.73
                                      _____    _____    _____    _____    _____    _____    _____    _____    _____    _____
     LESS DISTRIBUTIONS:
     Dividends (from net
       investment income)              (.21)    (.20)    (.24)    (.24)    (.34)    (.31)    (.34)    (.34)    (.42)    (.16)
     Distributions (from capital
       gains)                         (1.89)   (1.47)    (.80)    (.40)    (.14)    (.67)    (.08)   (1.30)    (.51)    (.06)
                                      _____    _____    _____    _____    _____    _____    _____    _____    _____    _____
          Total distributions         (2.10)   (1.67)   (1.04)    (.64)    (.48)    (.98)    (.42)   (1.64)    (.93)    (.22)
                                      _____    _____    _____    _____    _____    _____    _____    _____    _____    _____
NET ASSET VALUE, END
  OF YEAR                            $30.07   $26.71   $26.94   $24.53   $23.87   $17.39   $21.76   $18.58   $21.01   $16.90
                                      _____    _____    _____    _____    _____    _____    _____    _____    _____    _____
                                      _____    _____    _____    _____    _____    _____    _____    _____    _____    _____
TOTAL RETURN                         22.39%    5.49%   14.19%    5.59%   40.91%  (16.14%)  19.88%   (1.48%)  31.44%   19.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  year (millions)                    $682.2   $624.7   $715.8   $646.5   $490.9   $336.5   $422.2   $380.2   $432.3   $299.2
Ratio of expenses to average
  net assets                           .66%     .67%     .67%     .66%     .70%     .71%     .74%     .77%     .74%     .79%
Ratio of net investment income
  to average net assets                .68%     .72%     .79%    1.01%    1.24%    1.78%    1.43%    1.97%    1.37%    2.70%
Portfolio turnover rate              19.63%   17.38%   27.32%   11.47%   12.46%   18.78%    8.22%   18.42%   25.66%   14.64%
Average commission rate paid on
  portfolio investment transactions  $0.048       _        _        _        _        _        _        _        _        _


Notes to Financial Statements
September 30, 1995

(1)  Summary of Significant Accounting Policies -
     The following is a summary of the significant accounting policies of Nicholas II, Inc. (the "Fund"):

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Variable demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of assets and liabilities, are the same for Federal income tax purposes.

          On June 18, 1992, the Securities and Exchange Commission suspended trading of the common stock of Programming and Systems, Inc., (the "Company") because of information received questioning the accuracy of the Company's financial statements. Following the release of this information, the Company's common stock was delisted by NASDAQ and, as such, is nontradable. To date, this matter has not been resolved. The Board of Directors of the Fund have deemed the shares worthless until additional information, including audited financial statements, is released by the Company.

    (b) Net realized gains and losses on common stocks and bonds were computed on the basis of specific certificates.

     (c) Provision has not been made for Federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

(2)  Investment Adviser and Management Agreement -
     The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/16th of 1% (.75 of 1% on an annual basis) of the average net asset value up to and including
     $50 million, 1/20th of 1% (.6 of 1% on an annual basis) of the average net asset value over $50 million up to and including $100 million and 1/24th of 1% (.5 of 1% on an annual basis) of the average net asset value in excess of $100 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3)  Net Unrealized Appreciation -
     Aggregate gross unrealized appreciation (depreciation) as of September 30, 1995, based on investment cost for Federal tax purposes is as follows:

        Aggregate gross unrealized appreciation on investments   $281,754,611
        Aggregate gross unrealized depreciation on investments     (5,776,054)
                                                                  ___________
          Net unrealized appreciation                            $275,978,557
                                                                  ___________
                                                                  ___________
(4)  Investment Transactions -
     For the year ended September 30, 1995, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $118,010,114 and $174,257,615, respectively.

(5)  Transactions with Affiliates -
     Following is an analysis of fiscal 1995 transactions with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                                                                          Amount of
                                                                                              Amount of  Capital Loss
                                                                                              Dividends    Realized
                                                          Share Activity                      Credited     on Sale
                                           ________________________________________________   to Income   of Shares
                                                Balance                         Balance       in Fiscal   in Fiscal
     Security Name                              9/30/94   Purchases   Sales     9/30/95         1995         1995
     _____________                              _______   _________   _____     _______       _________   __________
Keane, Inc.                                     963,675       _         _       963,675       $   _       $     _
Litchfield Financial Corporation (b)            330,750       _         _       330,750         9,450           _
Sullivan Dental Products, Inc. (a)              472,500       _      472,500        _             _        (3,044,886)
                                                                                               _______      _________

                                                                                                $9,450    $(3,044,886)
                                                                                               _______     __________
                                                                                               _______     __________

(a) As of September 30, 1995, the Fund is no longer affiliated with this company.
(b) The share activity has been adjusted to reflect a stock dividend.




Historical Record (unaudited)

                                                                      Dollar      Growth of
                          Net        Dividend     Capital Gain      Weighted     An Initial
                      Asset Value  Distributions  Distributions  Price/Earnings    $10,000
                       Per Share     Per Share      Per Share        Ratio**     Investment***
                       _________     _________     ___________    ____________    _________
October 17, 1983*       $10.00       $   -         $    -              -           $10,000
September 30, 1985       14.39         .093           .186          11.7 times      14,742
September 30, 1986       16.90         .163           .061          15.0            17,581
September 30, 1987       21.01         .420           .513          20.9            23,108
September 30, 1988       18.58         .338          1.303          15.0            22,766
September 30, 1989       21.76         .335           .080          17.1            27,291
September 30, 1990       17.39         .3124          .6686         14.8            22,888
September 30, 1991       23.87         .3422          .1434         17.8            32,251
September 30, 1992       24.53         .2447          .4042         17.3            34,054
September 30, 1993       26.94         .2350          .8000         18.1            38,885
September 30, 1994       26.71         .2000 (a)     1.4700 (a)     18.5            41,020
December 31, 1994        24.46         .2056 (b)     1.8944 (b)     18.4            40,838
March 31, 1995           26.61           _              _           20.0            44,428
June 30, 1995            27.46           _              _           19.7            45,847
September 30, 1995       30.07           _              _           20.8            50,205

     *    Date of Initial Public Offering                 (a) Paid December 31, 1993 to
    **    Based on latest 12 months accomplished earnings     shareholders of record December 28, 1993
   ***    Assuming reinvestment of all distributions      (b) Paid December 31, 1994 to
                                                              shareholders of record December 27, 1994.


Range in price/earnings ratios
       High 25.4         Low 11.6
     August 6, 1987   October 8, 1985

Report of Independent Public Accountants

To the Shareholders and Board of Directors of Nicholas II, Inc.:

We have audited the accompanying statement of assets and liabilities of NICHOLAS II, INC. (a Maryland corporation), including the schedule of investments as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas II, Inc. as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
October 19, 1995.

CAN YOU AFFORD NOT TO INVEST IN AN IRA?

The maximum yearly IRA contribution is the lesser of $2,000 or 100% of your compensation. Every year that you contribute this amount you may also deduct it from your Federal income taxes, unless you (or your spouse) are an eligible participant in an employer-sponsored retirement plan and your adjusted gross income exceeds certain limits as defined by the Internal Revenue Code. This deduction can lead to substantial savings, especially when you look at the relationship between higher tax brackets and the net cost of investing. The table below illustrates a schedule of tax brackets, resulting tax savings, and the net cost of investing $2,000 in an IRA, assuming full deductibility of your contributions.

                                  TABLE I
                 Federal Tax    Federal Tax    Net Cost of Investing
                   Brackets       Savings        $2,000 in an IRA
                 ___________    ___________     ___________________
                     15%           $300               $1,700
                     28%            560                1,440
                     31%            620                1,380
                     36%            720                1,280
                   39.6%            792                1,208


Even if you are an eligible participant in an employer-sponsored retirement plan, you may still make a non-deductible IRA contribution (subject to the $2,000/100% of compensation limit). Another tax advantage to investing in an IRA is that any amounts received from dividends, interest, etc., accumulate tax deferred, whether or not your contribution is fully deductible. Taxes will have to be paid when you receive distributions.

Finally, Table II shows the various amounts accumulated in an IRA under different annual rates of return, based on a $2,000 annual year end contribution. These figures are purely hypothetical since investment returns are rarely constant year to year. Yet, one can get a good idea that investing in an IRA plan provides a good nest egg for retirement.

                                TABLE II
                      Amounts accumulated in an IRA

                             Annual Rates of Return
                    ________________________________________
     After              8%       10%         12%          15%
     _____           ______    ______      ______       ______
     10 Years       $ 28,973  $ 31,874   $  35,096   $   40,606
     20 Years         91,524   114,550     144,104      204,880
     30 Years        226,566   328,980     482,660      869,480
     40 Years        518,113   885,180   1,534,180    3,558,000


The Nicholas Family of Funds has set the following tentative dates for distributions in December 1995.

                                    Record and            Payment
                                  Reinvestment Date         Date
                                  _________________   _________________
     Nicholas Fund                  Dec. 22, 1995       Dec. 31, 1995
     Nicholas II                    Dec. 26, 1995       Dec. 31, 1995
     Nicholas Limited Edition       Dec. 28, 1995       Dec. 31, 1995
     Nicholas Income Fund           Dec. 28, 1995       Dec. 31, 1995
     Nicholas Equity Income Fund    Dec. 28, 1995       Dec. 31, 1995
     Nicholas Money Market          Dec. 31, 1995       Dec. 31, 1995


Officers and Directors

ALBERT O. NICHOLAS
President and Director

ROBERT H. BOCK
Director

MELVIN L. SCHULTZ
Director

RICHARD SEAMAN
Director

DAVID L. JOHNSON
Executive Vice President

THOMAS J. SAEGER
Executive Vice President and Secretary

DAVID O. NICHOLAS
Senior Vice President

LYNN S. NICHOLAS
Senior Vice President

CHERYL L. KING
Treasurer and Vice President

CANDACE L. LESAK
Vice President

JEFFREY T. MAY
Vice President

JOHN J. O'HARE II
Vice President

KATHLEEN A. EVANS
Assistant Vice President

Custodian and Transfer Agent

FIRSTAR TRUST COMPANY
Milwaukee
(414) 276-0535





This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ANNUAL REPORT





NICHOLAS II, INC.

700 North
Water Street
Milwaukee,
Wisconsin 53202


September 30, 1995